                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]

--------------------------------------------------------------------------------


                                 AMCAP Fund(R)

                                   Prospectus




                                  MAY 1, 1997

AMCAP FUND
333 South Hope Street
Los Angeles, CA 90071

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Expenses                                                                  3
Financial Highlights                                                      4
Investment Policies and Risks                                             5
Securities and Investment Techniques                                      6
Multiple Portfolio Counselor System                                       7
Investment Results                                                        8
Dividends, Distributions and Taxes                                        9
Fund Organization and Management                                         10
Shareholder Services                                                     13
--------------------------------------------------------------------------------

The fund's investment objective is to provide shareholders with long-term growth of capital. Whatever current income is generated by the fund is likely to be incidental to the objective of capital growth. Normally, the fund will invest primarily in common stocks.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


02-010-0597

--------------------------------------------------------------------------------
                            AMCAP FUND / PROSPECTUS
--------------------------------------------------------------------------------
EXPENSES
The effect of the expenses described below is reflected in the fund's share price or return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Fund operating expenses are paid out of the fund's assets and are factored into its share price.

SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge on purchases
(as a percentage of offering price)                                     5.75%
 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)
--------------------------------------------------------------------------------
Management fees                                                         0.39%
 ................................................................................
12b-1 expenses                                                          0.19%/1/
 ................................................................................
Other expenses                                                          0.11%
 ................................................................................
Total fund operating expenses                                           0.69%

/1/ 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually. Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------
One year                                                                  $ 64
Three years                                                               $ 78
Five years                                                                $ 94
Ten years                                                                 $138

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

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                            AMCAP FUND / PROSPECTUS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following information has been audited by Deloitte & Touche llp, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA

                                                 YEAR ENDED FEBRUARY 28/29
                                                 -------------------------
                            1997    1996    1995    1994    1993    1992    1991    1990    1989    1988
----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year         $14.40  $12.28  $12.98  $13.52  $13.23  $11.57  $10.87  $10.63  $10.37  $11.72
----------------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment
income                       .12     .16     .14     .12     .13     .17     .22     .27     .23     .21
 ..........................................................................................................
Net realized and
unrealized gain (loss)
on investments              1.51    3.32     .24    1.28     .63    2.10    1.44    1.22     .71    (.57)
 ..........................................................................................................
Total income (loss) from
investment operations       1.63    3.48     .38    1.40     .76    2.27    1.66    1.49     .94    (.36)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from
net investment
income                      (.12)   (.17)   (.13)   (.12)   (.15)   (.15)   (.25)   (.27)   (.29)   (.30)
 ..........................................................................................................
Distributions from
net realized gains         (1.31)  (1.19)   (.95)  (1.82)   (.32)   (.46)   (.71)   (.98)   (.39)   (.69)
 ..........................................................................................................
Total distributions        (1.43)  (1.36)  (1.08)  (1.94)   (.47)   (.61)   (.96)  (1.25)   (.68)   (.99)
----------------------------------------------------------------------------------------------------------
Net asset value,
end of year               $14.60  $14.40  $12.28  $12.98  $13.52  $13.23  $11.57  $10.87  $10.63  $10.37
----------------------------------------------------------------------------------------------------------
Total return/1/           11.74%  29.29%   3.41%  11.31%   5.94%  20.41%  16.76%  14.00%   9.63%   (3.14)%
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
year (in millions)        $3,807  $3,693  $2,970  $3,063  $3,016  $2,796  $2,205  $1,928  $1,722  $1,691
 ..........................................................................................................
Ratio of expenses to
average net assets          .69%    .71%    .71%    .72%    .73%    .75%    .79%    .72%    .70%    .63%
 ..........................................................................................................
Ratio of net income
to average net assets       .81%   1.16%   1.16%    .89%   1.02%   1.37%   2.06%   2.33%   2.16%   1.90%
 ..........................................................................................................
Average commissions paid
per share/2/               5.05c   5.95c   5.95c   6.54c   7.28c   7.40c   7.72c   7.68c   7.42c   7.20c
 ..........................................................................................................
Portfolio turnover
rate                      24.14%  35.16%  17.92%  22.18%  14.72%   7.74%  16.32%  18.15%  14.46%  12.00%
----------------------------------------------------------------------------------------------------------

/1/ Excludes maximum sales charge of 5.75%.
/2/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commission), such as fixed-income transactions, are excluded.

--------------------------------------------------------------------------------
                            AMCAP FUND / PROSPECTUS
--------------------------------------------------------------------------------
INVESTMENT POLICIES AND RISKS

The fund's investment objective is to provide shareholders with long-term growth of capital. Whatever current income is generated by the fund is likely to be incidental to the objective of capital growth.

Under normal market conditions the fund will invest primarily in common stocks of issuers domiciled in the U.S. In determining whether an issuer of a security is domiciled in the U.S., Capital Research and Management
Company takes into account such factors as where the company is legally organized, and/or maintains principal corporate offices, and/or conducts its principal operations. In addition, the fund will only invest in U.S. securities that are traded in U.S. markets and that are substantially subject to laws of the U.S. However, assets may also be held in securities convertible into common stocks, straight debt securities (it is the fund's current intention to restrict these investments to those rated in the top three quality categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality by Capital Research and Management Company), cash or cash equivalents (such as commercial paper, commercial bank obligations, and securities of the U.S. Government, its agencies and instrumentalities), U.S. Government securities, or nonconvertible preferred stocks. The fund reserves the right to invest all or a portion of its assets in securities other than common stocks, including cash equivalents, for temporary defensive purposes. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS
STATEMENT OF ADDITIONAL INFORMATION.

The fund's fundamental investment restrictions (described in the statement of additional information) and objective may not be changed without shareholder approval. All other investment practices may be changed by the fund's board of directors.

ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED
DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.
--------------------------------------------------------------------------------
SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES

Equity securities represent an ownership position in a company. These securities may include common stocks, preferred stocks, and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities. The growth-oriented, equity-type securities generally purchased by the fund may involve greater risk than is customarily associated with investing in stocks of larger, more established companies and may be subject to greater price swings.

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                            AMCAP FUND / PROSPECTUS
--------------------------------------------------------------------------------

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face value.

The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest in debt securities rated A or better by Moody's
Investors Service, Inc. or Standard & Poor's Corporation. The fund may continue to hold these securities if downgraded, but such holdings, excluding convertible securities, will not exceed 5% of net assets.


U.S. GOVERNMENT SECURITIES

Securities guaranteed by the U.S. Government include (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

   Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.
                                       6

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                            AMCAP FUND / PROSPECTUS
--------------------------------------------------------------------------------

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.



                                                        YEARS OF EXPERIENCE
                                                                AS
                                                            INVESTMENT
                                                           PROFESSIONAL
                                                           (APPROXIMATE)
                                                        -------------------
                                           YEARS OF
                                         EXPERIENCE AS
                                           PORTFOLIO
                                           COUNSELOR
                                         (AND RESEARCH
                                         PROFESSIONAL, WITH CAPITAL
                                              IF       RESEARCH AND
                                          APPLICABLE)   MANAGEMENT
PORTFOLIO COUNSELORS                       FOR AMCAP    COMPANY OR
        FOR                               FUND, INC.       ITS       TOTAL
  AMCAP FUND, INC.     PRIMARY TITLE(S)  (APPROXIMATE)  AFFILIATES   YEARS
-------------------------------------------------------------------------------
TIMOTHY D.            Vice President of  1 year (plus  14 years     14 years
ARMOUR                the Fund.          8 years as a
                      Director, Capital  research
                      Research and       professional
                      Management         prior to
                      Company. Senior    becoming a
                      Vice President and portfolio
                      Director, Capital  counselor for
                      Research Company*  the fund)
-------------------------------------------------------------------------------
CLAUDIA P.            Vice President of  1 year (plus  19 years     21 years
HUNTINGTON            the Fund. Senior   14 years as a
                      Vice President,    research
                      Capital Research   professional
                      Company*           prior to
                                         becoming a
                                         portfolio
                                         counselor for
                                         the fund)
-------------------------------------------------------------------------------
JAMES B.              Vice President of  3 years (plus 15 years     15 years
LOVELACE              the Fund. Vice     5 years as a
                      President, Capital research
                      Research and       professional
                      Management Company prior to
                                         becoming a
                                         portfolio
                                         counselor for
                                         the fund)
-------------------------------------------------------------------------------
WILLIAM C.            Senior Partner,    30 years      38 years     44 years
NEWTON                The Capital Group  (since the
                      Partners, L.P.*    fund began
                                         operations)
-------------------------------------------------------------------------------
R. MICHAEL            President and      11 years      32 years     32 years
SHANAHAN              Principal
                      Executive Officer
                      of the fund.
                      Chairman of the
                      Board and
                      Principal
                      Executive Officer.
                      Capital Research
                      and Management
                      Company
-------------------------------------------------------------------------------

  The fund began operations on May 1, 1967.
 *Company affiliated with Capital Research and Management Company.

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                            AMCAP FUND / PROSPECTUS
--------------------------------------------------------------------------------
INVESTMENT RESULTS

The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Results calculated without a sales charge will be higher.

- TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

- YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

- DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                               INVESTMENT RESULTS
                       (FOR PERIODS ENDED MARCH 31, 1997)

                                THE FUND
AVERAGE ANNUAL                   AT NET     THE FUND AT MAXIMUM  S&P
TOTAL RETURNS:               ASSET VALUE/1/ SALES CHARGE/1/,/2/ 500/3/
--------------------------------------------------------------------------------
One year                          9.27%            2.98%        19.79%
 ................................................................................
Five years                       11.92%           10.61%        16.39%
 ................................................................................
Ten years                        11.10%           10.45%        13.35%
 ................................................................................
Lifetime                         12.64%           12.42%        11.36%
--------------------------------------------------------------------------------
Yield/1/,/2/: 0.80%
Distribution rate/2/: 0.74%

/1/ These fund results were calculated according to a standard that is required for all stock and bond funds.
/2/ The maximum sales charge has been deducted.
/3/ The Standard & Poor's 500 Index represents stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.

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                            AMCAP FUND / PROSPECTUS
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]



Past results are not an indication of future results.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Dividends are usually paid twice each year. Capital gains, if any, are also usually distributed twice each year. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

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                            AMCAP FUND / PROSPECTUS
--------------------------------------------------------------------------------

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.
--------------------------------------------------------------------------------
FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1966 and reorganized as a Maryland corporation in 1990. All fund operations are supervised by the fund's board of directors who meet periodically and perform duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant corporate matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management

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                            AMCAP FUND / PROSPECTUS
--------------------------------------------------------------------------------

Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company is composed of a management fee, which may not exceed 0.485% of the fund's average net assets annually and declines at certain asset levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is listed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's "code of ethics."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is listed earlier under "Expenses."

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

--------------------------------------------------------------------------------
                            AMCAP FUND / PROSPECTUS
--------------------------------------------------------------------------------

Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                              [MAP APPEARS HERE]

--------------------------------------------------------------------------------
                            AMCAP FUND / PROSPECTUS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS OR ACCOUNTS HELD BY INVESTMENT DEALERS. IF YOU ARE INVESTING IN SUCH A MANNER, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE OR DEALER ABOUT WHAT SERVICES
ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.
--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. This includes exchange purchase orders that may place an unfair burden on other shareholders due to their frequency.

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

- Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

- Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

--------------------------------------------------------------------------------
                            AMCAP FUND / PROSPECTUS
--------------------------------------------------------------------------------

- Cross-Reinvestment

  You may invest your dividends and capital gain distributions into any other fund in The American Funds Group.

- Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R) (see below) or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

- Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS

----------------------------------------------------------------
To establish an account                                   $1,000
 For a retirement plan account                            $  250
 For a retirement plan account through payroll deduction  $   25
To add to an account                                      $   50
 For a retirement plan account                            $   25

--------------------------------------------------------------------------------
                            AMCAP FUND / PROSPECTUS

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                      SALES CHARGE AS A
                                        PERCENTAGE OF
                                      -----------------
                                                            DEALER
                                                  NET    CONCESSION AS
                                      OFFERING  AMOUNT  % OF OFFERING
INVESTMENT                             PRICE   INVESTED     PRICE
--------------------------------------------------------------------------------
Less than $50,000                      5.75%     6.10%     5.00%
 ................................................................................
$50,000 but less than $100,000         4.50%     4.71%     3.75%
 ................................................................................
$100,000 but less than $250,000        3.50%     3.63%     2.75%
 ................................................................................
$250,000 but less than $500,000        2.50%     2.56%     2.00%
 ................................................................................
$500,000 but less than $1 million      2.00%     2.04%     1.60%
 ................................................................................
$1 million or more and certain
other investments described below  see below see below see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 200 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE BY THESE ACCOUNTS. A dealer concession of up to 1% may be paid by the fund from its Plan of Distribution on these investments. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by American Funds Distributors on these investments. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

--------------------------------------------------------------------------------
                            AMCAP FUND / PROSPECTUS
--------------------------------------------------------------------------------

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. During 1997, American Funds Distributors will also provide additional compensation to the top one hundred dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

- Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

- Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

- Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

--------------------------------------------------------------------------------
                            AMCAP FUND / PROSPECTUS
--------------------------------------------------------------------------------

- Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount
  (which, at your request, may include purchases made during the previous 90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.
--------------------------------------------------------------------------------
SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R) (see below), or by fax. Sales by telephone or fax are limited to $50,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days. Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a bank, savings association, credit union, or member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made

--------------------------------------------------------------------------------
                            AMCAP FUND / PROSPECTUS
--------------------------------------------------------------------------------

payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Fund Group within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.
--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R)

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone.

TELEPHONE PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone (including American FundsLine(R)) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

--------------------------------------------------------------------------------
                            AMCAP FUND / PROSPECTUS
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------
                            AMCAP FUND / PROSPECTUS
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------
                            AMCAP FUND / PROSPECTUS
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------
                            AMCAP FUND / PROSPECTUS
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------
                            AMCAP FUND / PROSPECTUS
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------
                            AMCAP FUND / PROSPECTUS
--------------------------------------------------------------------------------

        FOR SHAREHOLDER SERVICES               FOR DEALER SERVICES

        American Funds                         American Funds
        Service Company                        Distributors
        800/421-0180 ext. 1                    800/421-9900 ext. 11

                            FOR 24-HOUR INFORMATION
              American                         American Funds
              FundsLine(R)                     Internet Web site
              800/325-3590                     http://www.americanfunds.com

 Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

 ------------------------------------------------------------

 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL              STATEMENT OF ADDITIONAL
 REPORT TO SHAREHOLDERS          INFORMATION (SAI)


 Includes financial              Contains more detailed
 statements, detailed            information on all aspects
 performance information,        of the fund, including the
 portfolio holdings, a           fund's financial statements.
 statement from portfolio
 management and the auditor's
 report.

                                 A current SAI has been filed
                                 with the Securities and
 CODE OF ETHICS                  Exchange Commission ("SEC").
                                 It is incorporated by
 Includes a description of       reference into this
 the fund's personal             prospectus and is available
 investing policy.               along with other related
                                 materials on the SEC's
                                 Internet Web site at
                                 http://www.sec.gov.







 To request a free copy of any of the documents above:

 Call American Funds   or        Write to the Secretary of
 Service Company                 the fund
 800/421-0180 ext. 1             333 South Hope Street
                                 Los Angeles, CA 90071

This prospectus has been printed on recycled paper.

                                                        [RECYCLE LOGO]

                                AMCAP FUND, INC.

                                     Part B
                   Statement of Additional Information
                                  May 1, 1997

 This document is not a prospectus but should be read in conjunction with the current Prospectus of AMCAP Fund, Inc. (the "fund") dated May 1, 1997. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:


                                  AMCAP Fund, Inc.
                               Attention:  Secretary
                               333 South Hope Street
                               Los Angeles, CA  90071
                                   (213) 486-9200

 Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               TABLE OF CONTENTS

Item                                                              Page No.

Investment Philosophy                                              1
Description of Certain Securities                                  2
Description of Bond Ratings                                        3
Investment Restrictions                                            3
Fund Directors and Officers                                        6
Director Compensation                                              6
Management                                                        11
Dividends, Distributions and Federal Taxes                        14
Purchase of Shares                                                16
Redeeming Shares                                                  22
Shareholder Account Services and Privileges                       23
Execution of Portfolio Transactions                               25
General Information.                                              25
Investment Results                                                27
Financial Statements                                              Attached

                             INVESTMENT PHILOSOPHY

 The Investment Adviser strives for a broad and flexible approach to investing. In managing the portfolio of the fund, which has the objective of long-term growth of capital, investment consideration is given to companies whose earnings are expected to show rapid or consistent growth or are cyclically depressed, but have good potential for recovery.

 Good companies are not always good investments. At times even the strongest, best-managed companies can become overvalued in the marketplace. The key to investment problem-solving is in the correct appraisal of the relationship between fundamental value and market price. When a stock appears to have become overpriced relative to other available investments, it may be sold by the fund -- no matter how highly the company itself is regarded -- and the money put to work elsewhere. Although it is not the fund's practice to trade actively in securities for short-term profits, securities may be disposed of without regard for the length of time held -- if such sales appear to the Investment Adviser to further the investment objective of the fund.

                       DESCRIPTION OF CERTAIN SECURITIES

 The descriptions below are intended to supplement the material in the Prospectus under "Investment Policies and Risks."

 Subsequent to its purchase by the fund, an issue of straight debt securities may cease to be rated or its rating may be reduced below the minimum rating required for its purchase. Neither event requires the elimination of such obligation from the fund's portfolio, but the Investment Adviser will consider such an event in its determination of whether the fund should continue to hold such obligation in its portfolio. The fund has no current intention (at least during the next 12 months) to invest more than 5% of its assets in convertible securities rated below A by Moody's Investors Service Inc.
or Standard & Poor's Corporation. If, as a result of a downgrade or otherwise, the fund holds more than 5% of its net assets in securities rated Ba or BB or below (also known as "high-yield, high-risk securities"), the fund will dispose of the excess as expeditiously as possible.



CASH EQUIVALENTS - The fund may maintain assets in cash or cash equivalents. Cash equivalents include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations such as certificates of deposit (interest-bearing time deposits) and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) (3) savings association obligations ( certificates of deposit issued by mutual savings banks or savings and loan associations), (4) securities of the U.S. Government, its agencies or instrumentalities that at time of purchase mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes that at time of purchase mature, or that may be redeemed, in one year or less.



                          DESCRIPTION OF BOND RATINGS

Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities from "Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. The top three rating categories are described as follows:

 "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

Standard & Poor's Corporation rate the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The top three rating categories are described as follows:

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

                            INVESTMENT RESTRICTIONS

 The fund has adopted certain investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 (the "1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. These restrictions provide that:

 1. The fund may not invest in:

  (a) real estate (although it has not been the practice of the fund to make such investments, the fund may invest in the securities of real estate investment trusts);

  (b) commodities or commodity contracts;

  (c) companies for the purpose of exercising control or management;

  (d) the securities of companies which, with their predecessors, have a record of less than three years' continuing operation, if such purchase at the time thereof would cause more than 5% of the value of the fund's total assets to be invested in the securities of such companies;

  (e) securities which would subject the fund to unlimited liability (such as assessable shares or partnership interests);

  (f) any securities of another issuer if immediately after and as a result of such purchase (1) the market value of the securities of such other issuer shall exceed 5% of the market value of the total assets of the fund or (2) the fund shall own more than 10% of any class of securities or of the outstanding voting securities of such issuer; or

  (g) any securities if immediately after and as a result of such purchase more than 25% of the market value of the total assets of the fund are invested in securities of companies in any one industry.

 2. The fund may not engage in short sales or margin purchases.

 3. The fund may not lend money or securities. The making of deposits with banks and the purchase of a portion of the issue of bonds, debentures, or other debt securities which are publicly distributed or of a type generally purchased by institutional investors, are not regarded as loans.

 4. The fund may not invest more than 10% of the value of its total assets in securities that are illiquid, nor may it engage in the business of underwriting securities of other issuers.

 5. The fund may not borrow in excess of 10% of its total assets taken at cost or pledge its assets taken at market value to an extent greater than 15% of total assets taken at cost. Asset coverage of at least 300% taken at market value must be maintained. No borrowing may be undertaken except as a temporary measure for extraordinary or emergency purposes. (The fund may borrow only from banks. The fund, however, has never borrowed and does not currently anticipate borrowing.)

 The following policies are non-fundamental policies which may be changed by action of the Board of Directors, without shareholder approval.

 Investment restriction #1 does not apply to deposits in banks or to the purchase of securities issued or fully guaranteed by the U.S. Government (or its agencies or instrumentalities). For purposes of investment restriction #1(g), the fund will not invest 25% or more (rather than "more than 25%") of its total assets in the securities of issuers in the same industry.

    Notwithstanding investment restriction #5, the fund has no current intention (at least during the next 12 months) to leverage its assets.

 In addition to the foregoing policies, it is also the policy of the fund not to invest in securities of open-end investment companies except in connection with a merger, consolidation or acquisition of assets, but the fund may invest in securities of closed-end investment companies within the limitations imposed by the 1940 Act. (Notwithstanding this restriction, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.) In general, this means (i) that the fund will not own more than 3% of the outstanding voting stock of a closed-end investment company, (ii) that the fund will not invest more than an aggregate of 5% of its total assets in securities issued by closed-end investment companies, and (iii) that the fund, together with all other investment companies served by the Investment Adviser, will not own more than 10% of the outstanding voting stock of a closed-end investment company. Any such purchases will be made only in the open market or as a part of a merger, consolidation, or acquisition of assets, and will not involve commissions or profits to a sponsor or dealer other than customary brokerage commissions.



                          FUND OFFICERS AND DIRECTORS
                      Directors and Director Compensation
              (with their principal occupations during the past five years)#

NAME, ADDRESS AND AGE  POSITION   PRINCIPAL OCCUPATION(S) DURING  AGGREGATE            TOTAL COMPENSATION     TOTAL NUMBER
                       WITH       PAST 5 YEARS (POSITIONS WITHIN  COMPENSATION         (INCLUDING VOLUNTARILY OF FUND BOARDS
                       REGISTRANT THE ORGANIZATIONS LISTED MAY    (INCLUDING           DEFERRED               ON WHICH
                                  HAVE CHANGED DURING THIS        VOLUNTARILY DEFERRED COMPENSATION/1/)       DIRECTOR
                                  PERIOD)                         COMPENSATION/1/)     FROM ALL FUNDS         SERVES/2/
                                                                  FROM FUND DURING     MANAGED BY CAPITAL
                                                                  FISCAL YEAR ENDED    RESEARCH AND
                                                                  2/28/97              MANAGEMENT COMPANY/2/

 Guilford C. Babcock   Director   Associate Professor of Finance,   $13,800/3/         $28,700
 1575 Circle Drive                Marshall School of Business ,                                            2
 San Marino, CA 91108             University of Southern California
 Age: 65

 Charles H. Black      Director   Private investor and consultant;   $13,800            $112,500
 525 Alma Real Drive              former Executive Vice President                                            4
 Pacific Palisades, CA            and Director, KaiserSteel
 90272                            Corporation
 Age: 70

 Martin Fenton, Jr.    Director   Chairman, Senior Resource   $14,200/3/         $128,750
 Senior Resource Group            Group (management of senior                                            16
 4350 Executive Drive             living centers)
 Suite 101
 San Diego, CA
 92121-2116
 Age: 61

James D. Fullerton     Chairman   Retired; former Vice Chairman of   $5,300             $5,300
595 E. Colorado        Emeritus   the Board, The Capital Group                                            1
Boulevard                         Companies, Inc.
Suite 323
Pasadena, CA 91101
Age: 80

 Herbert Hoover III    Director   Private Investor            $11,800            $64,050
 1520 Circle Drive                                                                                             14
 San Marino, CA 91108
 Age:  69

 Gail L. Neale         Director   President, The Lovejoy      $13,000/3/         $48,250
 Salzburg Seminar                 Consulting Group, Inc. and                                            4
 P.O. Box 886                     special adviser to the Salzburg
 The Marbleworks                  Seminar; former Executive Vice
 Middlebury, VT 05753             President, Salzburg Seminar;
 Age: 62                          former Director of Development
                                  and the Capital Campaign,
                                  Hampshire College; Special
                                  Advisor, The Commonwealth
                                  Fund and Mount Holyoke College

Kirk P. Pendleton      Director   President, Cairnwood, Inc.   $13,000/3/         $62,494
Cairnwood, Inc.                                                                                                5
75 James Way
Southampton, PA 18966
Age: 57

+ James W. Ratzlaff    Director   Senior Partner, The Capital
Capital Research and              Group Partners, L.P.        none/4/            none/4/               8
Management Company
 One Market Plaza,
Steuart Tower, Suite 1800
San Francisco, CA 94105-1016
Age: 60

Henry E. Riggs         Director   President, Graduate Institute of   $13,000/3/         $77,200
Graduate Institute of             Applied Life Sciences at                                             5
Applied Life Sciences             Claremont; former President and
at Claremont                      Professor of Engineering, Harvey
1263 North Darthmouth             Mudd College; former
Claremont, CA  91711              Thomas W. Ford Professor of
Age: 62                           Engineering and Vice President
                                  of Development, Stanford
                                  University

+* R. Michael Shanahan   Director Chairman of the Board and
Age:58                            Principal Executive Officer,   none/4/            none/4/               2
                                  Capital Research and
                                  Management Company; Director,
                                  The Capital Group Companies,
                                  Inc.; Director, Capital Group
                                  Research, Inc.

+ Walter P. Stern      Chairman of   Chairman, Capital Group
 Capital Research Company   the Board     International, Inc.; Vice   none/4/            none/4/               8
 630 Fifth Avenue                    Chairman, Capital Research
 New York, NY 10111                  International; Chairman, Capital
 Age: 69                             International, Inc.; Director,
                                     Temple-Inland, Inc.

Charles Wolf, Jr.       Director  Dean, The RAND Graduate     $13,000/3/         $54,950
 The RAND Graduate                School; Director, International                                            4
 School                           Economic Studies, The RAND
1700 Main Street                  Corporation
Santa Monica, CA 90406
Age: 72



# Positions within the organizations listed may have changed during this period.

+ Directors who are considered "interested persons as defined in the 1940 Act, on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

* Address is 333 South Hope Street, Los Angeles, CA 90071

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations. These amounts reflect the aggregate compensation paid during the most recent fiscal year of the funds involved.


/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors is as
follows:   Guilford C. Babcock ($58,491), Martin Fenton, Jr. ($21,751), Gail L.
Neale ($39,309), Kirk P. Pendleton ($51,410), Henry E. Riggs ($53,104) and Charles Wolf, Jr. ($50,547). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.


/4/ James W. Ratzlaff, R. Michael Shanahan and Walter P. Stern are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                                    OFFICERS


NAME AND ADDRESS         AGE     POSITION(S) HELD   PRINCIPAL OCCUPATION(S) DURING
                                 WITH REGISTRANT   PAST 5 YEARS
Gordon Crawford          50      Senior Vice      Director and Senior Vice President, Capital
333 South Hope Street            President        Research and Management Company
Los Angeles, CA 90071

Paul G. Haaga, Jr.       48      Senior Vice      Director and Executive Vice President, Capital
333 South Hope Street            President        Research and Management Company
Los Angeles, CA 90071

Timothy D. Armour        36      Vice President   Director, Capital Research and Management
333 South Hope Street                             Company; Director and Senior Vice President,
Los Angeles, CA 90071                             Capital Research Company

Claudia P. Huntington    45      Vice President   Senior Vice President, Capital Research and
333 South Hope Street                             Management Company
Los Angeles, CA 90071

James B. Lovelace        40      Vice President   Vice President, Capital Research and
333 South Hope Street                             Management Company
Los Angeles, CA 90071

Julie F. Williams        48      Secretary        Vice President - Fund Business Management
333 South Hope Street                             Group, Capital Research and Management
Los Angeles, CA 90071                             Company

Mary C. Hall             39      Treasurer        Senior Vice President - Fund Business
135 South State College Blvd.                            Management Group, Capital Research and
Brea, CA 92821                                    Management Company

Robert P. Simmer         36      Assistant Treasurer   Vice President - Fund Business Management
5300 Robin Hood Road                              Group, Capital Research and Management
Norfolk, VA 23513                                 Company




 No compensation is paid by the fund to any officer or director who is a director or officer of the Investment Adviser. The fund pays annual fees of $9,000 to directors who are not affiliated with the Investment Adviser, plus $800 for each Board of Directors meeting attended, plus $400 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the directors who are not affiliated with the Investment
Adviser.    As of April 1, 1997, the officers and directors of the fund and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types throughout the world. These investors include privately owned businesses and large corporations, as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser, unless sooner terminated, will continue until March 31, 1998 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities, and
(ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of qualified persons to perform executive, administrative, clerical and bookkeeping functions of the fund; provides suitable office space and utilities; and furnishes necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund relating to the services furnished by the Investment Adviser.

 The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, registrar, stock transfer and dividend disbursing fees and expenses; expenses pursuant to the fund's Plan of Distribution (see below); costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to shareholders; taxes; expenses of the issuance, sale, redemption, or repurchase of shares of the fund (including stock certificates, registration and qualification fees and expenses); legal and auditing fees and expenses; compensation, fees, and expenses paid to directors not affiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund.

 The Investment Adviser receives a management fee at the annual rates of 0.485% on the first $1 billion of the fund's net assets, 0.385% on net assets in excess of $1 billion but not exceeding $2 billion, 0.355% on net assets in excess of $2 billion but not exceeding $3 billion, 0.335% on net assets in excess of $3 billion but not exceeding $5 billion, 0.32% on net assets in excess of $5 billion but not exceeding $8 billion, and 0.31% on net assets in excess of $8 billion.

 The Investment Adviser has agreed to pay to the fund annually, immediately after the fiscal year end the amount by which the total expenses of the fund for any particular fiscal year, except taxes and interest, exceed an amount equal to 1% of the average of the total net assets of the fund for the year. During the fiscal years ended February 28, 1997, February 29, 1996, and February 28, 1995, the Investment Adviser's fees amounted to $14,491,000, $13,418,000, and $11,954,000, respectively.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act . The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended February 28, 1997 amounted to $638,000 after allowance of $3,121,000 to dealers. During the fiscal years ended February 29, 1996, and February 28, 1995, the Principal Underwriter retained $747,000 and $639,000, respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plan. Plan expenditures are reviewed quarterly and the Plan must be renewed annually by the Board of Directors.

 Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the fiscal year ended February 28, 1997 the fund paid $6,849,000 under the Plan. As of February 28, 1997 accrued and unpaid distribution expenses were $1,858,000.


 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) , it will be taxed only on the portion of its investment company taxable income that it retains.

 To qualify as a regulated investment company, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months; and (c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and other securities which must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" generally means the sum of (i) 98% of taxable net investment income for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed taxable net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts distributed by the fund during the calendar year and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability. Distributions of investment company taxable income, including short-term capital gains, generally are taxable to the shareholders as ordinary income, regardless of whether such distributions are paid in cash or invested in additional shares of the fund's stock.

 The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. A capital gain distribution, whether paid in cash or re-invested in shares, is taxable to shareholders as long-term capital gains, regardless of the length a shareholder has held his shares or whether such gain was realized by the fund before the shareholder acquired such shares and was reflected in the price paid for the shares. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would be a taxable dividend to the shareholder, even though the distribution is economically a return of capital. In particular, investors should consider the tax implications of purchasing shares just prior to a dividend or capital gain distribution record date.

 Dividends and capital gain distributions generally are taxable to shareholders at the time they are paid. However, such dividends and distributions declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend and/or capital gain distributions no later than the end of January of the following year.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual rate applicable to net capital gain is 28%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (however, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have income in excess of $100,000 for a taxable year will be required to pay an additional income tax liability of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is generally entitled to establish and contribute to an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is a summary discussion of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and distributions may also be subject to state or local taxes. Investors should consult their own tax advisers for additional details as to their particular tax status.

                               PURCHASE OF SHARES


METHOD           INITIAL INVESTMENT              ADDITIONAL INVESTMENTS

                 See "Investment Minimums and    $50 minimum (except where a lower
                 Fund Numbers" for initial       minimum is noted under "Investment
                 investment minimums.            Minimums and Fund Numbers").

By contacting    Visit any investment dealer who is   Mail directly to your investment
your             registered in the state where the   dealer's address printed on your
investment       purchase is made and who has a   account statement.
dealer           sales agreement with American
                 Funds Distributors.

By mail          Make your check payable to the   Fill out the account additions form at
                 fund and mail to the address    the bottom of a recent account
                 indicated on the account application.    statement, make your check payable
                 Please indicate an investment   to the fund, write your account number
                 dealer on the account application.   on your check, and mail the check and
                                                 form in the envelope provided with
                                                 your account statement.

By telephone     Please contact your investment   Complete the "Investments by Phone"
                 dealer to open account, then follow   section on the account application or
                 the procedures for additional   American FundsLink Authorization
                 investments.                    Form.  Once you establish the
                                                 privilege, you, your financial advisor or
                                                 any person with your account
                                                 information can call American
                                                 FundsLineR and make investments by
                                                 telephone (subject to conditions noted
                                                 in "Telephone Purchases, Sales and
                                                 Exchanges" below).

By wire          Call 800/421-0180 to obtain     Your bank should wire your additional
                 your account number(s), if      investments in the same manner as
                 necessary.  Please indicate an   described under "Initial Investment."
                 investment dealer on the
                 account.  Instruct your bank to
                 wire funds to:
                 Wells Fargo Bank
                 155 Fifth Street
                 Sixth Floor
                 San Francisco, CA 94106
                 (ABA #121000248)
                 For credit to the account of:
                 American Funds Service Company
                 a/c #4600-076178
                 (fund name)
                 (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.





 INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):


FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(R)                                $1,000                  02

American Balanced Fund(R)                    500                     11

American Mutual Fund(R)                      250                     03

Capital Income Builder(R)                    1,000                   12

Capital World Growth and Income Fund(SM)     1,000                   33

EuroPacific Growth Fund(R)                   250                     16

Fundamental Investors(SM)                    250                     10

The Growth Fund of America(R)                1,000                   05

The Income Fund of America(R)                1,000                   06

The Investment Company of America(R)         250                     04

The New Economy Fund(R)                      1,000                   14

New Perspective Fund(R)                      250                     07

SMALLCAP World Fund(R)                       1,000                   35

Washington Mutual Investors Fund(SM)         250                     01

BOND FUNDS

American High-Income Municipal Bond Fund(R)   1,000                   40

American High-Income Trust(SM)               1,000                   21

The Bond Fund of America(SM)                 1,000                   08

Capital World Bond Fund(R)                   1,000                   31

Intermediate Bond Fund of America(SM)        1,000                   23

Limited Term Tax-Exempt Bond Fund of         1,000                   43
America(SM)

The Tax-Exempt Bond Fund of America(R)       1,000                   19

The Tax-Exempt Fund of California(R)*        1,000                   20

The Tax-Exempt Fund of Maryland(R)*          1,000                   24

The Tax-Exempt Fund of Virginia(R)*          1,000                   25

U.S. Government Securities Fund(SM)          1,000                   22

MONEY MARKET FUNDS

The Cash Management Trust of America(R)      2,500                   09

The Tax-Exempt Money Fund of America(SM)     2,500                   39

The U.S. Treasury Money Fund of America(SM)   2,500                   49

___________
*Available only in certain states.




 For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)



AMOUNT OF PURCHASE               SALES CHARGE AS                    DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                    CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000                6.10%            5.75%            5.00%

$50,000 but less than $100,000    4.71             4.50             3.75

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than $50,000    4.71             4.50             3.75

$50,000 but less than $100,000    4.17             4.00             3.25

STOCK, STOCK/BOND, AND BOND
FUNDS

$100,000 but less than $250,000    3.63             3.50             2.75

$250,000 but less than $500,000    2.56             2.50             2.00

$500,000 but less than $1,000,000    2.04             2.00             1.60

$1,000,000 or more               none             none             (see below)



 Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

 American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1997, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

 Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

 Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the "Statement") terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.
Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan, by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above, (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value and orders received by a dealer prior to such time but not forwarded promptly to the Principal Underwriter will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

 The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York Time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

 1. Stocks, convertible bonds and debentures traded on the New York Stock Exchange are valued at the last sale price on such exchange on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. Non-convertible bonds and debentures and other long-term debt securities and U.S. Treasury notes normally are valued at prices obtained for the day of valuation from a bond pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, an over-the-counter or exchange quotation may be used. U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held by the fund on the 60th day, based on the value determined on the 61st day. Other securities are valued on the basis of last sale or bid prices in what is, in the opinion of the Investment Adviser, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. There are deducted from the total assets, thus determined, the liabilities, including accruals of taxes and other expense items; and

 3. The net assets so obtained are then divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or by the fund. The fund will not knowingly sell shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than 3% of the outstanding shares of the fund without the consent of a majority of the Board of Directors.



                                 REDEEMING SHARES

By writing to American        Send a letter of instruction specifying the name of the fund,
Funds Service Company (at     the number of shares or dollar amount to be sold, your name
the appropriate address       and account number.  You should also enclose any share
indicated under "Principal    certificates you wish to redeem.  For redemptions over
Underwriter and Transfer      $50,000 and for certain redemptions of $50,000 or less (see
Agent" in the Prospectus)     below), your signature must be guaranteed by a bank,
                              savings association, credit union, or member firm of a
                              domestic stock exchange or the National Association of
                              Securities Dealers, Inc. that is an eligible guarantor institution.
                              You should verify with the institution that it is an eligible guarantor prior to signing.  Additional documentation may be required for redemption of shares held in corporate,
                              partnership or fiduciary accounts.  Notarization by a Notary
                              Public is not an acceptable signature guarantee.

By contacting your            If you redeem shares through your investment dealer, you
investment                    may be charged for this service.  SHARES HELD FOR YOU IN
dealer                        YOUR INVESTMENT DEALER'S STREET NAME MUST BE REDEEMED
                              THROUGH THE DEALER.

You may have a redemption     You may use this option, provided the account is registered in
check sent to you by using    the name of an individual(s), a UGMA/UTMA custodian, or a
American FundsLine(R) or      non-retirement plan trust.  These redemptions may not
by telephoning, faxing, or    exceed $50,000 per shareholder per day, and the check
telegraphing American         must be made payable to the shareholder(s) of record and be
Funds Service Company         sent to the address of record provided the address has been
(subject to the conditions    used with the account for at least 10 days.  See  "Principal noted in this section and in  Underwriter and Transfer Agent" in the Prospectus and
"Telephone Purchases,         "Exchange Privilege" below for the appropriate telephone or
Sales and Exchanges"          fax number.
below)

In the case of the money      Upon request (use the account application for the money
market funds, you may have    market funds) you may establish telephone redemption
redemptions wired to your     privileges (which will enable you to have a redemption sent to
bank by telephoning           your bank account) and/or check writing privileges.  If you
American Funds Service        request check writing privileges, you will be provided with
Company ($1,000 or more)      checks that you may use to draw against your account.
or by writing a check ($250   These checks may be made payable to anyone you designate
or more)                      and must be signed by the authorized number of registered
                              shareholders exactly as indicated on your checking account signature card.




 A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables you to make regular monthly or quarterly investments in shares through automatic charges to your bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the
offering price on or about the dates you select.   Bank accounts will be
charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If your bank account cannot be charged due to insufficient funds, a stop-payment order or closing of your account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing the Transfer Agent.

AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

 You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) (see "American FundsLine(R)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the Prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into your account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of your account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by you with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder per day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine(R) are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem your shares if the value of the shares in your account is less than the minimum initial investment amount applicable to that account as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through its correspondent clearing agent) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund does not intend to pay a mark-up in exchange for research in connection with principal transactions.

 Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal years ended February 28, 1997, February 29, 1996, and February 28, 1995 , amounted to $1,648,000, $1,963,000, and $1,092,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

INDEPENDENT AUDITORS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, has served as the fund's independent auditors since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the independent auditors' report given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountant is reviewed and determined annually by the Board of Directors.

REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on the last day of February. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's financial statements are audited annually by the fund's independent accountants, Deloitte & Touche LLP.

PERSONAL INVESTING POLICY - The Investment Adviser and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. You may obtain a summary of the personal investing policy by contacting the Secretary of the fund.

 The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

            DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE -- FEBRUARY 28, 1997


Net asset value and redemption price per share

 (Net assets divided by shares outstanding)            $14.60

Maximum offering price per share                       $15.49
(100/94.25 of net asset value per share, which takes
into account the fund's current maximum sales
charge)



                               INVESTMENT RESULTS

 The fund's yield is 0.79% based on a 30-day (or one month) period ended February 28, 1997, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

             YIELD = 2[( a-b/cd + 1)/6/ -1]

Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.

 As of February 28, 1997, the fund's total return over the past twelve months and average annual total returns over the past 5 and 10-year periods were 5.31%, 10.67% and 10.94%, respectively. The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange
Commission:  P(1+T)/n/ = ERV.

 The following assumptions will be reflected in computations made in accordance with the formulas stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The fund will calculate total return for one-, five- and ten-year periods. In addition, the fund may provide lifetime average total return figures.

 The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above.

 The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

 The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services. Additionally, the fund may, from time to time, refer to results published in various periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 The fund may from time to time illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

 The fund may also, from time to time, refer to statistics compiled by the U.S. Department of Commerce.

 The investment results set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.

EXPERIENCE OF THE INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1967 (127 in all), those funds have had better total returns than the Standard and Poor's 500 Composite Stock Index in 91 of the 127 periods.
 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

     IF YOU ARE CONSIDERING AMCAP FOR AN INDIVIDUAL RETIREMENT ACCOUNT . . .


Here's how much you would have if you had invested $2,000 on March 1 of each year in

AMCAP over the past 5, 10, 15 and 20 years:

5 Years            10 Years            15 years          20 Years

(3/1/92 - 2/28/97)   (3/1/87 - 2/28/97)   (3/1/82 - 2/28/97)   (3/1/77 - 2/28/97)

$14,101            $39,574             $92,630           $243,105



           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

If you had invested         Periods                    ...and taken all
$10,000 in AMCAP               3/1 - 2/28 or 29        distributions in shares,
this many years ago...                                 your investment would
|                                                      have been worth this
Number of Years                                        much at Feb. 28, 1997
                                                       |
                                                       Value

  1                       1996-1997                  $10,531

  2                         1995-1997                   13,615

  3                         1994-1997                   14,082

  4                         1993-1997                   15,677
                            1992-1997                   16,600
5

  6                         1991-1997                   19,985

  7                         1990-1997                   23,348

  8                         1989-1997                   26,607

  9                         1988-1997                   29,180

 10                         1987-1997                   28,247

 11                         1986-1997                   36,837

 12                         1985-1997                   45,294

 13                         1984-1997                   52,592

 14                         1983-1997                   53,213

 15                         1982-1997                   76,638

 16                         1981-1997                   80,619

 17                         1980-1997                   97,481

 18                         1979-1997                   143,692

 19                         1978-1997                   196,681

 20                         1977-1997                   230,534

 21                         1976-1997                   235,284

 22                         1975-1997                   330,016

 23                         1974-1997                   295,833

 24                         1973-1997                   233,905

 25                         1972-1997                   219,294

 26                         1971-1997                   258,463

 27                         1970-1997                   276,226

 28                         1969-1997                   267,754

 29                         1968-1997                   324,765

 Lifetime                   *1967-1997                  346,783


* From May 1, 1967, the date the fund commenced operation.

AMCAP VS. VARIOUS UNMANAGED INDICES


    TOTAL RETURN                                                                        CAPITAL APPRECIATION


Period           AMCAP      DJIA/1/     S&P       Average       AMCAP       NYSE/4/     ASE/5/     NASDAQ
3/1 - 2/28 or 29                        500/2/    Savings                                          OTC/6/
                                                  Institution/3/

1987 - 1997      +182%      + 324%       + 276%    + 67%          + 140%     + 156%      + 85%      + 208%

1986 - 1996      + 230      + 346       + 286      + 71          + 177       + 162       + 118      + 206

1985 - 1995      + 214      + 343       + 274      + 77          + 161       + 152       + 99       + 179

1984 - 1994      + 252      + 382       + 322      + 88          + 186       + 187       + 124      + 214

1983 - 1993      + 220      + 348       + 331      + 99          + 156       + 186       + 118      + 156

1982 - 1992      + 335      + 505       + 440      + 112         + 242       + 249       + 213      + 253

1981 - 1991      + 280      + 364       + 322      + 122         + 184       + 167       + 104      + 129

1980 - 1990      + 294      + 387       + 347      + 126         + 194       + 182       + 133      + 169

1979 - 1989      + 409      + 356       + 369      + 125         + 282       + 201       + 301      + 226

1978 - 1988      + 535      + 366       + 389      + 125         + 381       + 211       + 370      + 262

1977 - 1987      + 669      + 304       + 360      + 125         + 487       + 199       + 484      + 349

1976 - 1986      + 502      + 201       + 270      + 123         + 361       + 145       + 398      + 298

1975 - 1985      + 587      + 198       + 261      + 119         + 422       + 144       + 489      + 289

1974 - 1984      + 430      + 130       + 165      + 113         + 304       +  75       + 332      + 168

1973 - 1983      + 315      +  98       + 113      + 106         + 219       +  42       + 235      + 118

1972 - 1982      + 170      +  47       +  66      +  95         + 111       +  10       +  99      +  43

1971 - 1981      + 202      +  79       + 108      +  85         + 147       +  41       + 204      +  95

1970 - 1980      + 167      +  76       +  92      +  79         + 120       +  30       + 158        N/A

1969 - 1979      +  76      +  38       +  45      +  75         +  45       -   2       +   8        N/A

1968 - 1978      +  56      +  33       +  41      +  72         +  30       -   3         N/A        N/A

1967*- 1977      +  42      +  54       +  50      +  67         +  20       +   5         N/A        N/A



* From May 1, 1967, the date the fund commenced operation. N/A - Data for these periods not available.

1. The Dow Jones Average of 30 Industrial stocks is comprised of stocks of 30 industrial companies such as General Motors and General Electric.

2. The Standard and Poor's 500 Stock Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

3. Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings deposits offer a guaranteed return of principal and fixed rate of interest, but no opportunity for capital growth. Maximum allowable rates were imposed by law during a portion of the period.

4. The New York Stock Exchange Composite Index is a capitalization weighted index of all common stocks listed on the Exchange.

5. The American Stock Exchange Index is a capitalization weighted index of all common stocks listed on the Exchange.

6. The National Association of Securities Dealers Automated Quotation Composite Index of Over-the-Counter Stocks represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, covers some 3,500 stocks and is market value weighted.

Illustration of a $10,000 investment in AMCAP with DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS TAKEN IN SHARES (For the lifetime of the Fund May 1, 1967 through February 28, 1997)

          COST OF SHARES                                                                      VALUE OF SHARES

Fiscal       Annual       Dividends      Total          From             From           From             Total
Year End     Dividends    (cumulative)   Investment     Initial          Capital Gains  Dividends        Value
Feb. 28 or 29                            Cost           Investment       Reinvested     Reinvested

1968*         --           --             $10,000        $10,056          --              --              $10,056

1969          $   75       $    75         10,075        12,128           --             $84               12,212

1970             190           265         10,265         11,149          $   430        256               11,835

1971             200           465         10,465         11,695          451            497               12,643

1972             244           709          10,709        13,540           522            840               14,902

1973             228           937            10,937        12,109           913            956               13,978

1974             196         1,133          11,133         8,493             1,697         847               11,037

1975             294         1,427         11,427         7,401            1,479          1,023              9,903

1976             328         1,755          11,755        10,075           2,014          1,794             13,883

1977             208        1,963         11,963         10,132           2,025          2,016             14,173

1978          263           2,226         12,226         11,657           2,330          2,625             16,612

1979          335           2,561         12,561         15,650           3,128          3,960             22,738

1980             438        2,999         12,999         22,674           4,531          6,336            33,541

1981             724       3,723          13,723         25,066           7,476          8,006             40,548

1982           2,594       6,317          16,317         22,185           10,812         9,646             42,643

1983           1,231       7,548          17,548         30,546           15,837         15,073            61,456

1984           1,591        9,139         19,139         30,094           15,602         16,432            62,128

1985          1,944        11,083         21,083         33,371           18,301         20,493            72,165

1986           1,548       12,631         22,631         38,983           23,855         25,900            88,738

1987          1,629        14,260         24,260         44,143           40,258         31,263           115,664

1988           3,017       17,277         27,277         39,058           42,406         30,573           112,037

1989           3,167       20,444         30,444         40,038           48,069         34,720           122,827

1990          3,160        23,604         33,604         40,942           60,465         38,620           140,027

1991          3,293        26,897         36,897         43,578           74,977         44,937           163,492

1992          2,156        29,053         39,053         49,831           93,202         53,823           196,856

1993          2,252        31,305         41,305         50,923           100,277        57,357           208,557

1994          1,918        33,223         43,223         48,889           126,209        57,039           232,137
1995          2,399        35,622         45,622         46,252           137,347        56,448           240,047

1996          3,363        38,985         48,985         54,237           186,287        69,821           310,345

1997          2,643        41,628         51,628         54,991           218,307        73,485           346,783


The dollar amount of capital gain distributions during the period was $165,159

* From May 1, 1967, the date the fund commenced operations.

AMCAP Fund Investment Portfolio
February 28, 1997

-------------------------------------------------------------------------------------------------------
Largest Industry Holdings

Business & Public Services                                              13.22%
Broadcasting & Publishing                                                9.09
Financial Services                                                       8.40
Health & Personal Care                                                   6.64
Data Processing & Reproduction                                           6.00
Other Industries                                                        40.49
Cash & Equivalents                                                      16.16
-------------------------------------------------------------------------------------------------------
Largest Equity-Type Holdings

Walt Disney                                                              4.12%
Philip Morris                                                            3.67
Medtronic                                                                3.66
Federal National Mortgage                                                3.64
Time Warner                                                              3.46
Comcast                                                                  2.22
PacifiCare Health Systems                                                2.20
Gillette                                                                 2.19
Intel                                                                    2.01
Student Loan Marketing                                                   1.95
-------------------------------------------------------------------------------------------------------
                                                                    Shares or  Market Value Percent of
                                                                    Principal         (000) Net Assets
EQUITY-TYPE SECURITIES                                                 Amount
-------------------------------------------------------------------------------------------------------




Business & Public Services -  13.22%
PacifiCare Health Systems, Inc., Class B/1/                             855000      $71,606
PacifiCare Health Systems, Inc., Class A/1/                             150000         12000      2.20%
United HealthCare Corp.                                                1290000         64339      1.69
CUC International Inc./1/                                              1800000         42975
CUC International Inc., 3.00% convertible debentures 2002/2/       $6,000,000           6060      1.29
Federal Express Corp./1/                                                940000         48410      1.27
Electronic Data Systems Corp.                                          1012800         45703      1.20
Avery Dennison Corp.                                                   1000000         40375      1.06
Manpower Inc.                                                           870200         32850       .86
Ceridian Corp./1/                                                       830000         32474       .85
American Management Systems, Inc./1/                                   1150000         20125       .53
Interpublic Group of Companies, Inc.                                    400000         20050       .53
First Data Corp.                                                        500000         18312       .48
WMX Technologies, Inc.                                                  405000         12808       .34
Vivra Inc./1/                                                           400000         11900       .31
Humana Inc./1/                                                          600000         11775       .31
BDM International, Inc./1/                                              200000          8400       .22
Value Health, Inc./1/                                                   131200          3149       .08
Broadcasting & Publishing -  9.09%
Time Warner Inc.                                                       3216000      131,856       3.46
Comcast Corp., Class A special stock                                   4475000         79990
Comcast Corp., Class A                                                  260000          4534      2.22
Viacom Inc., Class B/1/                                                1962200         69167      1.82
Tele-Communications, Inc., Series A,
 TCI Group/1/                                                          2079900         24699       .65
Tele-Communications, Inc., Series A,
 Liberty Media Group/1/                                                1167750         24523       .64
A. H. Belo Corp., Class A                                               300000         11325       .30
Financial Services -  8.40%
Federal National Mortgage Assn.                                        3460000        138400      3.64
Student Loan Marketing Assn.                                            700000         74112      1.95
Capital One Financial Corp.                                            1245000         49489      1.30
Federal Home Loan Mortgage Corp.                                       1374400         40888      1.07
ADVANTA Corp., Class B                                                  213300          8559       .22
Associates First Capital Corp., Class A                                 175000          8444       .22
Health & Personal Care -  6.64%
Medtronic, Inc.                                                        2150000        139213      3.66
Gillette Co.                                                           1052500         83279      2.19
Pfizer Inc                                                              330000         30236       .79
Data Processing & Reproduction -  6.00%
Oracle Corp./1/                                                        1817700         71345      1.87
Silicon Graphics, Inc./1/                                              1750000         42219      1.11
Solectron Corp./1/                                                      630200         33322       .88
Intuit Inc./1/                                                         1039700         23523       .62
Sybase, Inc./1/                                                        1184200         19391       .51
International Business Machines Corp.                                   100000         14375       .38
Cisco Systems, Inc./1/                                                  200000         11125       .29
Sequent Computer Systems, Inc./1/                                       560000          9625       .25
3Com Corp./1/                                                           100000          3311       .09
Leisure & Tourism -  5.80%
Walt Disney Co.                                                        2112644        156864      4.12
Brinker International, Inc./1/                                         2700000         32062       .84
Marriott International, Inc.                                            500000         26500       .70
Harrah's Entertainment, Inc./1/                                         295000          5458       .14
Electronic Components -  5.61%
Intel Corp.                                                             540000         76612      2.01
Texas Instruments Inc.                                                  600000         46275      1.22
ADC Telecommunications, Inc./1/                                         920000         24840       .65
Bay Networks, Inc./1/                                                  1300000         24700       .65
Analog Devices, Inc./1/                                                 825000         19181       .50
Linear Technology Corp.                                                 275000         12513       .33
Seagate Technology/1/                                                   200000          9450       .25
Merchandising -  5.58%
AutoZone, Inc./1/                                                      1800000         44550      1.17
Viking Office Products, Inc./1/                                        1850000         43706      1.15
Circuit City Stores, Inc.                                              1000000         31250       .82
Wal-Mart Stores, Inc.                                                   950000         25056       .66
Cardinal Health, Inc., Class A                                          396393         24378       .64
Walgreen Co.                                                            350000         14963       .39
Staples, Inc./1/                                                        625000         13516       .36
Intimate Brands, Inc., Class A                                          400000          7800       .20
Albertson's, Inc.                                                       200000          7050       .19
Banking -  5.23%
Norwest Corp.                                                          1400000         69650      1.83
Golden West Financial Corp.                                             900000         60975      1.60
Northern Trust Corp.                                                    800000         34000       .89
Banc One Corp.                                                          550000         24269       .64
SunTrust Banks, Inc.                                                    200000         10275       .27
Beverages & Tobacco -  5.11%
Philip Morris Companies Inc.                                           1035000        139854      3.67
PepsiCo, Inc.                                                          1200000         39450      1.04
Robert Mondavi Corp., Class A/1/                                        366700         15035       .40
Telecommunications -  3.11%
Telephone and Data Systems, Inc.                                       1200000         48000      1.26
AirTouch Communications/1/                                             1250000         34062       .89
MCI Communications Corp.                                                850000         30388       .80
AT&T Corp.                                                              150000          5981       .16
Insurance -  1.07%
American International Group, Inc.                                      337500         40837      1.07
Transportation:  Rail -  1.03%
Wisconsin Central Transportation Corp./1/                              1091700         39165      1.03
Machinery & Engineering -  0.90%
Thermo Electron Corp./1/                                               1000000         34125       .90
Transportation: Airlines -  0.77%
Southwest Airlines Co.                                                  750250         17631       .46
AMR Corp./1/                                                            150000         11794       .31
Recreation & Other Consumer Products - 0.59%
Broderbund Software, Inc./1/                                            500000         14687       .39
Electronic Arts/1/                                                      250000          7813       .20
Electronic Instruments - 0.53%
Applied Materials, Inc./1/                                              400000         20250       .53
Aerospace & Military Technology -  0.46%
General Motors Corp., Class H                                           300000         17700       .46
Food & Household Products -  0.41%
Colgate-Palmolive Co.                                                   150000         15525       .41
Industrial Components -  0.29%
Danaher Corp.                                                           252000         10899       .29
Chemicals -  0.23%
RPM, Inc.                                                               500000          8812       .23
Construction & Housing -  0.10%
Jacobs Engineering Group Inc./1/                                        150000          3862       .10
Electrical & Electronics - 0.07%
Lucent Technologies Inc.                                                 48612          2619       .07
Miscellaneous
Other equity-type securites in initial period of
 acquisition                                                                          136959      3.60
                                                                              -------------------------
TOTAL EQUITY-TYPE SECURITIES (cost: $2,054,610,000)                                  3191602     83.84





                                                                    Principal
                                                                      Amount
SHORT-TERM SECURITIES                                                 (000)
-------------------------------------------------------------------------------------------------------
Corporate Short-Term Notes -  13.59%
Lucent Technologies Inc. 5.27%-5.32% due 3/10-5/27/97                 $69,000          68541      1.80
Sara Lee Corp. 5.30% due 3/26/97                                         60000         59769      1.57
Coca-Cola Co. 5.23%-5.28% due 4/2-4/7/97                               56,900          56617      1.49
H.J. Heinz Co. 5.24%-5.33 due 3/4-4/3/97                                 49900         49746      1.31
Weyerhaeuser Co. 5.28%-5.30% due 3/3-4/10/97                             45500         45437      1.19
Hershey Foods Corp. 5.28% due 3/13-3/21/97                               44000         43911      1.15
National Rural Utilities Cooperative Finance Corp. 5.25%-
 5.29% due 3/24-5/14/97                                                  44100         43801      1.15
Warner-Lambert Co. 5.24%-5.30% due 3/5-6/13/97                           40600         40263      1.06
Motorola Credit Corp. 5.23%-5.28% due 4/3-4/8/97                         30925         30768       .81
IBM Credit Corp. 5.31% due 3/19-4/15/97                                  28900         28739       .75
BellSouth Telecommunications, Inc. 5.31% due 3/7/97                    23,500          23476       .62
Ameritech Corp. 5.25%-5.30% due 3/4-4/18/97                              17400         17368       .46
General Electric Capital Corp. 5.30% due 4/1/97                           9000          8957       .23
Federal Agency Discount Notes -  2.64%
Federal Home Loan Bank 5.20% due 5/15/97                                 49000         48456      1.27
Federal National Mortgage Assn. 5.22%-5.34% due
 3/13-5/13/97                                                            33200         32918       .87
Federal Home Loan Mortgage Corp. 5.25%-5.26% due
 3/12-3/27/97                                                            19134         19065       .50
Certificates of Deposit -  0.42%
Morgan Guaranty Trust Co. of New York 5.40% due 4/28/97                  16000         16001       .42
                                                                              -------------------------
TOTAL SHORT-TERM SECURITIES (cost:
 $633,874,000)                                                                        633833     16.65
                                                                              -------------------------
TOTAL INVESTMENT SECURITIES (cost:
 $2,688,484,000)                                                                     3825435    100.49

Excess of payables over cash and receivables                                           18617       .49
                                                                              -------------------------
NET ASSETS                                                                       $3,806,818     100.00%
                                                                                   ========   ========
/1/ Non-income-producing securities.

/2/ Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.

See Notes to Financial Statements

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.


Equity-type securities appearing in the portfolio
since August 31,1996
-----------------------------------------------------------------
Applied Materials
AutoZone
Intimate Brands
Lucent Technologies
Viking Office Products

Equity-type securities eliminated from the portfolio
since August 31, 1996
-----------------------------------------------------------------
Amgen
AMP
AVX
Delta Air Lines
Digital Equipment
Duracell International
Informix
LIN Television
Loctite
Loewen Group
LSI Logic
Maxim Integrated Products
Motorola
Pitney Bowes
Promus Hotel
Tandem Computers
UST

AMCAP FUND Financial Statements
-------------------------------------------             --------        --------
Statement of Assets and Liabilities
at February 28, 1997 (dollars in thousands)
-------------------------------------------             --------        --------
Assets:
Investment securities at market
 (cost: $2,688,484)                                                   $3,825,435
Cash                                                                         246
Receivables for--
 Sales of fund's shares                                  $ 1,916
 Dividends and accrued interest                            2,059           3,975
                                                        --------        --------
                                                                       3,829,656
Liabilities:
Payables for--
 Purchases of investments                                 16,204
 Repurchases of fund's shares                              3,321
 Management services                                       1,169
 Accrued expenses                                          2,144          22,838
                                                        --------        --------
Net Assets at February 28, 1997--
 Equivalent to $14.60 per share on
 260,734,893 shares of $1 par value
capital stock outstanding (authorized
capital stock--300,000,000 shares)                                    $3,806,818
                                                                      ==========
Statement of Operations for the year
ended February 28, 1997
                                                        --------        --------
Investment Income:
Income:
 Dividends                                           $    29,858
 Interest                                                 25,351        $ 55,209
                                                        --------
Expenses:
 Management services fee                                  14,491
 Distribution expenses                                     6,849
 Transfer agent fee                                        2,685
 Reports to shareholders                                     179
 Registration statement and prospectus                       143
 Postage, stationery and supplies                            561
 Directors' fees                                             111
 Auditing and legal fees                                      58
 Custodian fee                                               104
 Taxes other than federal income tax                          52
 Other expenses                                              117          25,350
                                                        --------        --------
Net investment income                                                     29,859
                                                                        --------
Realized Gain and Unrealized
 Depreciation on Investments:
Net realized gain                                                        476,706
Net change in unrealized
 appreciation on investments:
 Beginning of year                                     1,230,693
 End of year                                           1,136,951
                                                        --------
  Net unrealized depreciation
    on investments                                                       (93,742)
                                                                        --------
 Net realized gain and unrealized
  depreciation on investments                                            382,964
                                                                        --------
Net Increase in Net Assets Resulting
 from Operations                                                        $412,823
                                                                      ==========
See Notes to Financial Statements

Statement of Changes in Net
 Assets
---------------------------------------------           --------        --------
Year ended February 28 or 29
                                                             1997            1996
Operations:                                             --------        --------
Net investment income                                 $   29,859      $   38,834
Net realized gain on investments                         476,706         366,352
Net unrealized appreciation (depreciation)
 on investments                                          (93,742)        448,727
                                                        --------        --------
  Net increase in net assets
   resulting from operations                             412,823         853,913
                                                        --------        --------
Dividends and Distributions
  Paid to Shareholders:
Dividends from net investment income                     (30,602)        (40,721)
Distributions from net realized
 gain on investments                                    (334,007)       (284,911)
                                                        --------        --------
  Total dividends and distributions                     (364,609)       (325,632)
                                                        --------        --------
Capital Share Transactions:
Proceeds from shares sold:
 31,306,396 and 36,019,892
 shares, respectively                                    439,313         492,283
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 23,920,709 and 22,741,455 shares,
 respectively                                            342,841         305,933
Cost of shares repurchased:
 50,858,558 and 44,261,999
 shares, respectively                                   (716,380)       (603,782)
                                                        --------        --------
  Net increase in net assets
   resulting from capital share transactions              65,774         194,434
                                                        --------        --------
Total Increase in Net Assets                             113,988         722,715

Net Assets:
Beginning of year                                      3,692,830       2,970,115
                                                        --------        --------
End of year (including undistributed
 net investment income of $5,029 and
 $5,772, respectively)                                $3,806,818      $3,692,830
                                                      ==========      ==========
See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1. AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in growing, profitable companies. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $104,000 includes $24,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of February 28, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,136,951,000, of which $1,265,096,000 related to appreciated securities and $128,145,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended February 28, 1997. The cost of portfolio securities for book and federal income tax purposes was $2,688,484,000 at February 28, 1997.

3. The fee of $14,491,000 for management services was paid pursuant to an agreement with Capital Research and Management Company(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.485% of the first $1 billion of average net assets; 0.385% of such assets in excess of $1 billion but not exceeding $2 billion; 0.355% of such assets in excess of $2 billion but not exceeding $3 billion; 0.335% of such assets in excess of $3 billion but not exceeding $5 billion; 0.32% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.31% of such assets in excess of $8 billion.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended February 28, 1997, distribution expenses under the Plan were $6,849,000. As of February 28, 1997, accrued and unpaid distribution expenses were $1,858,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $2,685,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $638,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of February 28, 1997, aggregate amounts deferred and earnings thereon were $275,000.

    CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of February 28, 1997, accumulated undistributed net realized gain on investments was $264,403,000 and additional paid-in capital was $2,139,700,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $772,063,000 and $1,220,237,000, respectively, during the year ended February 28, 1997.


AMCAP FUND
Per-Share Data and Ratios
-----------------------------------------        -----         -----         -----         -----         -----

                                                                        Year ended February 28 or 29
                                                 -----         -----         -----         -----         -----
                                                   1997          1996          1995          1994          1993
                                                 -----         -----         -----         -----         -----
Net Asset Value, Beginning
 of Year                                  $      14.40      $  12.28      $  12.98       $ 13.52       $  13.23
                                                 -----         -----         -----         -----         -----

 Income from Investment
  Operations:
   Net investment income                           .12           .16           .14           .12           .13
   Net realized and unrealized
    gain on investments                           1.51          3.32           .24          1.28           .63
                                                 -----         -----         -----         -----         -----
    Total income from investment
     operations                                   1.63          3.48           .38          1.40           .76
                                                 -----         -----         -----         -----         -----
 Less Distributions:
  Dividends from net investment
   income                                         (.12)         (.17)         (.13)         (.12)         (.15)
  Distributions from net realized
   gains                                         (1.31)        (1.19)         (.95)        (1.82)         (.32)
                                                 -----         -----         -----         -----         -----
   Total distributions                           (1.43)        (1.36)        (1.08)        (1.94)         (.47)
                                                 -----         -----         -----         -----         -----
Net Asset Value, End of Year              $     14.60       $  14.40       $ 12.28      $  12.98       $ 13.52
                                               =======       =======       =======       =======       =======
Total Return/1/                                 11.74%         29.29%         3.41%        11.31%         5.94%

Ratios/Supplemental Data:
 Net assets, end of year (in
  millions)                                     $3,807        $3,693        $2,970        $3,063        $3,016
 Ratio of expenses to average                                      `
  net assets                                      .69%           .71%          .71%          .72%          .73%
 Ratio of net income to
  average net assets                              .81%          1.16%         1.16%          .89%         1.02%
 Average commissions paid
  per share/2/                               5.05 cents    5.95 cents    5.95 cents    6.54 cents    7.28 cents
 Portfolio turnover rate                        24.14%         35.16%        17.92%        22.18%        14.72%



/1/Calculated without  deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.
/2/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of
 securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis
 (without commission),  such as fixed-income transactions, are excluded.

Independent Auditors' Report

To the Board of Directors and Shareholders of AMCAP Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of AMCAP Fund, Inc.(the "fund"), including the schedule of portfolio investments, as of February 28, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of February 28, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of AMCAP Fund, Inc. as of February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Los Angeles, California

March 26, 1997


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 33% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.